EXHIBIT 24






	CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Annual Report (Form 10-K) for the year ended June 1,1996 of our report dated July 10, 1996, with respect to the financial statements of American Consumers, Inc.



							HAZLETT, LEWIS & BIETER, PLLC


Chattanooga, Tennessee
August 1, 1996